As filed with the Securities and Exchange Commission on May 22, 1996.

                                                       Registration No. 333-
                                                                             ---

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      CENTIGRAM COMMUNICATIONS CORPORATION
               (Exact name of issuer as specified in its charter)


                     DELAWARE                                     94-2418021
            (State or other jurisdiction                      (I.R.S. Employer
                of incorporation or                          Identification No.)
                   organization)


                              91 East Tasman Drive
                               San Jose, CA 95134
                    (Address of principal executive offices)


                       1995 NONSTATUTORY STOCK OPTION PLAN
                            (Full title of the plan)


                                ANTHONY R. MULLER
Senior Vice President, Operations and Administration and Chief Financial Officer
                      CENTIGRAM COMMUNICATIONS CORPORATION
                              91 East Tasman Drive
                               San Jose, CA 95134
                                 (408) 944-0250
            (Name, address and telephone number of agent for service)


                                    Copy to:
                             Steven E. Bochner, Esq.
                       WILSON, SONSINI, GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050

                         CALCULATION OF REGISTRATION FEE

================================================================================

                                               Proposed        Proposed
 Title of                                      Maximum         Maximum
Securities                     Amount          Offering        Aggregate         Amount of
  to be                         to be          Price Per       Offering        Registration
Registered                    Registered       Share (1)       Price(1)             Fee
================================================================================
Common Stock,                    250,000       $17.50          $4,375,000         $1,509
$0.001 par value,                              ------          ----------         ------
issuable pursuant to the
1995 Nonstatutory
Stock Option Plan

- --------------------------------------------------------------------------------
(1) Estimated in accordance with Rule 457(h)(1) and 457(c) solely for the purpose of computing the amount of the registration fee based on the prices of the Company's Common Stock as reported on the NASDAQ National Market System on May 20, 1996.

================================================================================

          The Company hereby incorporates by reference in this Registration Statement the contents of the Company's earlier Registration Statement on Form S-8 (File No. 33-98484).

   The following additional Exhibits are hereby enclosed for filing:

   Exhibit
   Number

     5.1    Opinion of counsel as to legality of securities being registered.

    23.1    Consent of Independent Auditors.

    23.2    Consent of Counsel (contained in Exhibit 5.1).

    24.1    Power of Attorney (see page II-3).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on this 20th day of May 1996.

                               CENTIGRAM COMMUNICATIONS CORPORATION

                               By      /s/ Anthony R. Muller
                                       -----------------------------------------
                                      Anthony R. Muller,
                                      Senior Vice President, Operations and
                                      Administration and Chief Financial Officer

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints George H. Sollman and Anthony R. Muller, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        SIGNATURE                                      TITLE                               DATE
        ---------                                      -----                               ----



/S/ George H. Sollman                       Chief Executive Officer, President          May 20, 1996
- ------------------------------------        and Director (principal executive
George H. Sollman                           officer)



/S/ Anthony R. Muller                       Senior Vice President, Operations           May 20, 1996
- ------------------------------------        and Administration and Chief
Anthony R. Muller                           Financial Officer (principal
                                            financial officer)


/S/ Thomas E. Brunton                       Controller (principal accounting            May 20, 1996
- ------------------------------------        officer)
Thomas E. Brunton



/S/ James F. Gibbons                        Director                                    May 20, 1996
- ------------------------------------
James F. Gibbons



/S/ James H. Boyle                          Director                                    May 20, 1996
- ------------------------------------
James H. Boyle



/S/ J. Michael Jarvis                       Director                                    May 20, 1996
- ------------------------------------
J. Michael Jarvis



/S/ Dean O. Morton                          Director                                    May 20, 1996
- ------------------------------------
Dean O. Morton

                                  EXHIBIT INDEX

                                                                    Sequentially
Exhibit                                                               Numbered
Number                                                                  Page

  5.1             Opinion of counsel as to legality of
                  securities being registered.

  23.1            Consent of Independent Auditors.

  23.2            Consent of Counsel (contained in
                  Exhibit 5.1)

  24.1            Power of Attorney (see page II-3 of
                  Registration Statement)